EXHIBIT 10.1

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT
AND
AMENDMENT NO. 1 TO THE GUARANTY

AMENDMENT NO. 4, dated as of February 14, 2013, to the Credit Agreement, dated as of November 23, 2010, as amended on February 18, 2011, May 24, 2011 and August 9, 2012 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among DUNKIN’ BRANDS, INC., a Delaware corporation (the “Borrower”), DUNKIN’ BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender (in such capacity, the “Swing Line Lender”), L/C Issuer (in such capacity, the “L/C Issuer”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the other Agents named therein (“Amendment No. 4”); and AMENDMENT NO. 1, dated as of February 14, 2013, to the Guaranty, dated as of December 3, 2010 (the “Guaranty”), among Holdings, the other guarantors named therein and the Administrative Agent (“Amendment No. 1”, and together with Amendment No. 4, this “Amendment”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Guaranty, as applicable.
WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;
WHEREAS, pursuant to the third paragraph of Section 10.01 of the Credit Agreement, the Borrower desires to create a new Class of Term B-3 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B-2 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;
WHEREAS, each Term B-2 Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Arrangers) of its Term B-2 Loans for Term B-3 Loans, and such Lender shall thereafter become a Term B-3 Lender;
WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Term B-3 Lender will make Term B-3 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term B-2 Loans (as defined herein);

WHEREAS, the Borrower shall pay to each Term B-2 Lender immediately prior to the effectiveness of this Amendment all accrued and unpaid interest on its Term B-2 Loans to, but not including, the date of effectiveness of this Amendment;
WHEREAS, pursuant to Section 10.01(c) of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement to decrease the rate of interest applicable to the Revolving Facility Loans and each Revolving Facility Lender directly affected thereby has delivered a Consent hereto;
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement and the Guaranty to reflect changes to the Guaranteed Obligations thereunder of the respective Loan Parties;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendments Relating to Term B-3 Loans and Revolving Facility Commitments.
Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Additional Term B-3 Commitment” means, with respect to an Additional Term B-3 Lender, the commitment of such Additional Term B-3 Lender to make an Additional Term B-3 Loan on the Amendment No. 4 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-3 Lender to Amendment No. 4. The aggregate amount of the Additional Term B-3 Commitments of all Additional Term B-3 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Term B-2 Loans.
“Additional Term B-3 Lender” means a Person with an Additional Term B-3 Commitment to make Additional Term B-3 Loans to the Borrower on the Amendment No. 4 Effective Date, which for the avoidance of doubt may be an existing Term B-2 Lender.
“Additional Term B-3 Loan” means a Loan that is made pursuant to Section 2.01(c)(ii) of the Credit Agreement on the Amendment No. 4 Effective Date.
“Amendment No. 4” means Amendment No. 4 to this Agreement dated as of February 14, 2013.
“Amendment No. 4 Effective Date” has the meaning given to such term in Section 5 of Amendment No. 4.

“Exchanged Term B-2 Loans” means each Term B-2 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Term B-3 Loan and the Arrangers have allocated into a Term B-3 Loan.
“Non-Exchanged Term B-2 Loan” means each Term B-2 Loan (or portion thereof) other than an Exchanged Term B-2 Loan.
“Term B-3 Commitment” means, with respect to a Term B-2 Lender, the agreement of such Term B-2 Lender to exchange the entire principal amount of its Term B-2 Loans (or such lesser amount allocated to it by the Arrangers) for an equal principal amount of Term B-3 Loans on the Amendment No. 4 Effective Date.
“Term B-3 Loan” means an Additional Term B-3 Loan or a Loan that is deemed made pursuant to Section 2.01(c)(i).
(b)    The definitions of “Term B-2 Commitment” and “Term B-2 Loans” in Section 1.01 of the Credit Agreement shall be deleted in their entirety.
(c)    All references to “Term B-2 Loan,” “Term B-2 Commitment,” “Term B-2 Loan Facility” and “Term B-2 Lender” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-3 Loan,” “Term B-3 Commitment,” “Term B-3 Loan Facility” and “Term B-3 Lender,” respectively (unless the context otherwise requires).
(d)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
““Applicable Rate” means a percentage per annum equal to
(a)    with respect to the Term B-3 Loans (i) for Eurodollar Rate Loans, 2.75% and (ii) for Base Rate Loans, 1.75%;
(b)    with respect to the Revolving Credit Loans (i) for Eurodollar Rate Loans, 2.50% and (ii) for Base Rate Loans, 1.50%;
(c)    with respect to Letter of Credit Fees, 2.50%; and
(d)    with respect to unused Revolving Credit Commitments and the Revolving Credit Commitment Fees, 0.50%.”
(e)    (i) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the first three provisos of the first sentence and replacing it with the following:
“; provided that in no event shall the Base Rate be less than, in the case of the Term B-3 Loans, 2.00%”.

(ii)    The final sentence of the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby deleted.
(f)    (i) The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the first three provisos of the first sentence and replacing it with the following:
“; provided that in no event shall the Eurodollar Rate be less than, in the case of Term B-3 Loans, 1.00%”.
(ii)    The final sentence of the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby deleted.
(g)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
““Maturity Date” means (a) with respect to the Revolving Credit Facility, the date that is five (5) years after the Amendment No. 4 Effective Date and (b) with respect to the Term B-3 Loan Facility, the date that is seven (7) years after the Amendment No. 4 Effective Date; provided that the reference to Maturity Date with respect to Other Term Loans and Other Revolving Credit Loans shall be the final maturity date as specified in the applicable Refinancing Amendment, and with respect to Extended Term Loans and Extended Revolving Credit Commitments shall be the final maturity date as specified in the applicable Extension Offer.”
(h)    Section 2.01 of the Credit Agreement is hereby amended by deleting paragraph (c) to such Section in its entirety and replacing it with the following:
“(c)    (i) Subject to the terms and conditions hereof and of Amendment No. 4, each Term B-2 Lender severally agrees to exchange its Exchanged Term B-2 Loans for a like principal amount of Term B-3 Loans on the Amendment No. 4 Effective Date.
(ii) Subject to the terms and conditions hereof and of Amendment No. 4, each Additional Term B-3 Lender severally agrees to make an Additional Term B-3 Loan to the Borrower on the Amendment No. 4 Effective Date in the principal amount equal to its Additional Term B-3 Commitment on the Amendment No. 4 Effective Date. The Borrower shall prepay the Non-Exchanged Term B-2 Loans with a like amount of the gross proceeds of the Additional Term B-3 Loans, concurrently with the receipt thereof.
(iii) The Borrower shall pay to the Term B-2 Lenders immediately prior to the effectiveness of Amendment No. 4 all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 4 Effective Date on such Amendment No. 4 Effective Date.
(iv) The Term B-3 Loans shall have the same terms as the Term B-2 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to

Amendment No. 4, except as modified by Amendment No. 4; it being understood that the Term B-3 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-2 Loans prior to the Amendment No. 4 Effective Date.”
(i)    Section 2.05(a) of the Credit Agreement is hereby amended by deleting subclause (iv) thereof in its entirety and replacing it with the following:
“(iv)     At the time of the effectiveness of any Repricing Transaction that (x) makes any prepayment of the Term Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction and is consummated prior to the date which is six months after the Amendment No. 4 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Lender, a fee in an amount equal to, (I) in the case of clause (x), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”
(j)    Section 2.06(b) of the Credit Agreement is hereby amended by adding the following clause (vii) to such Section:
“(vii)    The Term B-3 Commitment of each Additional Term B-3 Lender shall be automatically terminated on the Amendment No. 4 Effective Date upon the borrowing of the Additional Term B-3 Loans on such date.”
(k)    (i) Section 2.07(a) of the Credit Agreement is hereby amended by replacing the amortization table therein with the following:

Interest Payment Date	Amortization Payment
March 2014	$4,539,146.42
June 2014	$4,741,250.00
September 2014	$4,741,250.00
December 2014	$4,741,250.00
March 2015	$4,741,250.00
June 2015	$4,741,250.00
September 2015	$4,741,250.00
December 2015	$4,741,250.00
March 2016	$4,741,250.00
June 2016	$4,741,250.00
September 2016	$4,741,250.00
December 2016	$4,741,250.00
March 2017	$4,741,250.00
June 2017	$4,741,250.00
September 2017	$4,741,250.00
December 2017	$4,741,250.00
March 2018	$4,741,250.00
June 2018	$4,741,250.00
September 2018	$4,741,250.00
December 2018	$4,741,250.00
March 2019	$4,741,250.00
June 2019	$4,741,250.00
September 2019	$4,741,250.00
December 2019	$4,741,250.00

(ii)     Section 2.07(a) of the Credit Agreement is hereby amended by deleting the final proviso of such Section.

(l)     Section 6.11 of the Credit Agreement is hereby amended by adding the following paragraph (g) to such Section:
“(g)    Use the proceeds of all Term B-3 Loans to refinance the Term B-2 Loans.”
Section 2.    Amendments Relating to the Loan Parties’ Guaranteed Obligations.
(a)     Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:
(i)     The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time and any successor statute.
“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor at any time, any Swap Contract, if, and to the extent that, all or a portion of the guarantee of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Swap Contract (or any guarantee thereof) is illegal at such time under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act.
“Guaranteed Obligations” has the meaning specified in Section 2(a) of the Guaranty.
“Qualified ECP Loan Party” means, in respect of any Swap Contract, each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Contract is incurred.
(ii)     Section 6.12 of the Credit Agreement is hereby amended by adding the following paragraph (f) to such Section:
“(f)     Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party’s obligations under this Agreement in respect of Swap Contracts (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 6.12(f) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.12(f), or otherwise under this Agreement, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 6.12(f) shall remain in full force and effect until all of the Guaranteed Obligations and all other amounts payable under this Agreement shall have been paid in full and all Commitments have terminated or expired or been cancelled. Each Qualified ECP Loan Party intends that this Section 6.12(f) constitute, and this Section 6.12(f) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
(b)     Effective as of the Amendment No. 4 Effective Date, the Guaranty is hereby amended as follows:
(i)     Section 2(a) of the Guaranty is hereby amended by adding the following language after “all Obligations of the Borrower” and before “, each Loan Party” in the first sentence of such Section:

“(excluding, with respect to any Guarantor at any time, Excluded Swap Obligations with respect to such Guarantor at such time)”
(ii)     Section 14 of the Guaranty is hereby amended by adding the following paragraph as a new Section 14:
“Section 14.     Keepwell. Each Qualified ECP Loan Party, jointly and severally, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Loan Party hereunder to honor all of such Loan Party’s obligations under this Guaranty in respect of Swap Contracts (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 14, or otherwise under this Guaranty, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 14 shall remain in full force and effect until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full and all Commitments have terminated or expired or been cancelled. Each Qualified ECP Loan Party intends that this Section 14 constitute, and this Section 14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
(iii)    All references to Section 14 and Section 15 of the Guaranty shall be deemed references to Section 15 and Section 16 of the Guaranty, respectively (unless the context otherwise requires).
Section 3.     Representations and Warranties.
Each of Holdings and the Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 4 Effective Date that:
(a)    Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 3, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 4 Effective Date or pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement.
(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.    Conditions to Effectiveness.
(a)    The provisions of this Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions are satisfied:
(i)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:
(1)counterparts of this Amendment executed by a Responsible Officer of each Loan Party;
(1)    a Note executed by a Responsible Officer of the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 4 Effective Date, if any;
(2)    an opinion of Ropes & Gray LLP, special counsel to the Borrower, dated the Amendment No. 4 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;
(3)    (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 4 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Escrow Release Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 4 Effective Date, or in the alternative (other than in the case of the Borrower), certifying that such by-laws or operating agreements have not been amended since the Escrow Release Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(4)    a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (v) and (vi) of this Section 4(a) and that the Term B-3 Loans meet the requirements and conditions to be Replacement Term Loans.
(ii)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term B-2 Lenders immediately prior to the Amendment No. 4 Effective Date, all accrued and unpaid interest on the Term B-2 Loans to, but not including, the Amendment No. 4 Effective Date on the Amendment No. 4 Effective Date.
(iii)    The Borrower shall have paid to (w) Barclays Bank PLC, the fees in the amounts previously agreed in writing to be paid on the Amendment No. 4 Effective Date, (x) the Administrative Agent, all costs and expenses (including, without limitation the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) of the Administrative Agent, (y) Barclays Bank PLC for the ratable account of each Term B-3 Lender, an amount equal to 0.25% of the principal amount of such Lender’s Term B-3 Loan on the Amendment No. 4 Effective Date and (z) each Revolving Credit Lender party to the Credit Agreement on the Amendment No. 4 Effective Date, an amount equal to 0.25% of such Lender’s Revolving Credit Commitment on the Amendment No. 4 Effective Date.
(iv)    No Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.
(v)    The representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (B) that for purposes of this Section 4, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 4 Effective Date or pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement.
(vi)    To the extent requested by an Additional Term B-3 Lender in writing not less than three (3) Business Days prior to the Amendment No. 4 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
(vii)    The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

(b)    The Administrative Agent shall have received a Consent to this Amendment from each Revolving Credit Lender.
(c)    The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the obligations of the Additional Term B-3 Lenders hereunder to make Additional Term B-3 Loans will automatically terminate, if each of the conditions set forth or referred to in Section 4(a) has not been satisfied at or prior to 5 p.m., New York City time, on February 14, 2013.
Section 5.    Waivers.
The Required Lenders and Administrative Agent agree that the Borrower may deliver a Request for Credit Extension pursuant to Section 4.02 of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension (in lieu of three Business Days). The Required Lenders and Administrative Agent waive the requirement for delivery of a Prepayment Notice pursuant to Section 2.05 of the Credit Agreement. The Lenders party hereto waive the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B-2 Loans into Term B-3 Loans. The parties hereto agree to that initial Interest Period for $900,000,000 of the Term B-3 Loans shall end on March 28, 2013.
Section 6.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
Section 7.    Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 8.    Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 9.    Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 10.    Reaffirmation.
Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.
Section 11.    Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DUNKIN' BRANDS, INC.

By:	/s/ Paul Carbone
Name: Paul Carbone
Title: Chief Financial Officer

[Signature Page to Amendment No. 4]

DUNKIN' BRANDS HOLDINGS, INC.

By:	/s/ Paul Carbone
Name: Paul Carbone
Title: Chief Financial Officer

[Signature Page to Amendment No. 4]

BASKIN-ROBBINS FLAVORS LLC
BASKIN-ROBBINS FRANCHISED SHOPS LLC
BASKIN-ROBBINS FRANCHISING LLC
BASKIN-ROBBINS INTERNATIONAL LLC
BASKIN-ROBBINS LLC
BASKIN-ROBBINS USA LLC
BR IP HOLDER LLC
BR JAPAN HOLDINGS LLC
DB CANADIAN HOLDING COMPANY INC.
DB CANADIAN SUPPLIER INC.
DB FRANCHISING HOLDING COMPANY LLC
DB INTERNATIONAL FRANCHISING LLC
DB MASTER FINANCE LLC
DB MEXICAN FRANCHISING LLC
DB REAL ESTATE ASSETS I LLC
DB REAL ESTATE ASSETS II LLC
DB UK FRANCHISING LLC
DBI STORES LLC
DBI STORES TEXAS LLC
DD IP HOLDER LLC
DUNKIN' DONUTS FRANCHISED RESTAURANTS LLC
DUNKIN' DONUTS FRANCHISING LLC
DUNKIN' DONUTS LLC
DUNKIN' DONUTS REALTY INVESTMENT LLC
DUNKIN' DONUTS USA LLC
DUNKIN' VENTURES LLC
MISTER DONUT OF AMERICA LLC
THIRD DUNKIN' DONUTS REALTY LLC

By:	/s/ Paul Carbone
Name: Paul Carbone
Title: Chief Financial Officer

[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC
as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ David Barton
Name: David Barton
Title: Director

By:	/s/ David Barton
Name: David Barton
Title: Director

[Signature Page to Amendment No. 4]

EXHIBIT A

CONSENT TO AMENDMENT NO. 4
CONSENT TO AMENDMENT NO. 4 (this “Consent”) to Amendment No. 4 (“Amendment”) to that certain Credit Agreement, dated as of November 23, 2010, as amended on February 18, 2011, May 24, 2011 and August 9, 2012 (the “Credit Agreement”), by and among Dunkin’ Brands, Inc. (the “Borrower”), Dunkin’ Brands Holdings, Inc., Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.
Existing Term B-2 Lenders
The undersigned Term B-2 Lender hereby irrevocably and unconditionally approves the Amendment and consents to convert 100% of the outstanding principal amount of the Term B-2 Loan held by such Lender (or such lesser amount allocated to such Lender by the Arrangers) into a Term B-3 Loan in a like principal amount via a cashless rollover settlement.
Revolving Credit Lenders
The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
Date: February  __, 2013
___________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
Fund Manager:
Contact Information:
[    ]
[    ]
[    ]
If a second signature is necessary:
By:

Exhibit A-1

Name:
Title:

Exhibit A-2

EXHIBIT B

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of [ ], 20[ ] (this “Agreement”), by and among [ADDITIONAL TERM B-3 LENDER] (each, an “Additional Term B-3 Lender” and, collectively, the “Additional Term B-3 Lenders”), Dunkin’ Brands, Inc. (the “Borrower”), and BARCLAYS BANK PLC (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 23, 2010 and amended by Amendment No. 1 dated as of February 18, 2011, Amendment No. 2 dated as of May 24, 2011, Amendment No. 3 dated as of August 9, 2012 and Amendment No. 4 dated as February 14, 2013 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, Dunkin’ Brands Holdings, Inc., a Delaware corporation (“Holdings”), each lender from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Term B-3 Commitments (the “Additional Term B-3 Commitments”) with existing Term B-2 Lenders and/or Additional Term B-3 Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-3 Lenders shall become Lenders pursuant to one or more Joinder Agreements;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Term B-3 Lender hereby agrees to provide the Additional Term B-3 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(c) of the Credit Agreement. The Additional Term B-3 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents
Each Additional Term B-3 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Term B-3 Commitments provided pursuant to this Agreement shall constitute Term B-3 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-3 Lender hereby agrees to make

Exhibit B-1

an Additional Term B-3 Loan to the Borrower in an amount equal to its Additional Term B-3 Commitment on the Amendment No. 4 Effective Date in accordance with Section 2.01(c) of the Credit Agreement.
Each Additional Term B-3 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Term B-2 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-3 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-2 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-3 Commitment set forth on its signature page hereto, effective as of the Amendment No. 4 Effective Date.
For each Additional Term B-3 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-3 Lender may be required to deliver to the Administrative Agent pursuant to Section 10.15 of the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or

Exhibit B-2

unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Exhibit B-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of [ ], 20[ ].
[NAME OF ADDITIONAL TERM B-3 LENDER]
By:
Name:
Title:

If a second signature is necessary:
By:
Name:
Title:

Additional Term B-3 Commitments:
$_________________________________

DUNKIN’ BRANDS, INC.
By:
Name:
Title:

Exhibit B-4

Accepted:

BARCLAYS BANK PLC,
as Administrative Agent

By:	Name: Title:

Exhibit B-5